UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 21, 2016

MainSource Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	0-12422 (Commission File Number)	35-1562245 (IRS Employer Identification No.)

2105 N. State Road 3 Bypass

Greensburg, Indiana 47240

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (812) 663-6734

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 28, 2016, MainSource Financial Group, Inc. (the “Company”) issued a press release regarding the retirement of Daryl R. Tressler, the Company’s Chief Banking Officer and President of MainSource Bank, effective December 31, 2016.  The Company had previously reported Mr. Tressler’s announcement of his intention to retire in a Current Report on Form 8-k filed with the Securities and Exchange Commission on September 16, 2016.

A copy of the Company’s press release is attached to this report as Exhibit 99.1.

On December 21, 2016, the Company entered into a Retirement Agreement and General Release with Mr. Tressler (the “Retirement Agreement”).

Pursuant to the Retirement Agreement, the Company agreed to amend Mr. Tressler’s existing stock option agreements to provide that any unvested options will cease to further vest and all vested options will be exercisable through the scheduled expiration date of such options as if Mr. Tressler had remained employed by the Company.  The Company also agreed that the 3,404 shares of restricted stock granted to Mr. Tressler on February 4, 2014 will vest.  All other unvested shares of restricted stock and all unvested performance share units previously granted to Mr. Tressler will be forfeited.

In addition, the Company agreed to pay Mr. Tressler the unpaid portion of his short-term incentive compensation granted on March 4, 2016.  To the extent the Executive Compensation Committee of the Board of Directors grants short-term incentive compensation in 2017 for services performed in 2016, the Company agreed to pay Mr. Tressler the first installment of such award.  Mr. Tressler’s short-term incentive compensation will remain subject to clawback as provided in the Company’s Short-Term Incentive Compensation Plan.  Finally, the Company agreed to assign to Mr. Tressler title to the Company automobile currently used by him.

The foregoing description of the Retirement Agreement is qualified in its entirety by reference to the full text of the Retirement Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-k and incorporated by reference herein.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1                        Retirement Agreement and General Release between Daryl R. Tressler and MainSource Financial Group, Inc. dated December 21, 2016.

99.1                        Press Release of MainSource Financial Group, Inc. dated December 28, 2016.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 28, 2016

MAINSOURCE FINANCIAL GROUP, INC.

By:	/s/ Archie M. Brown, Jr.
Archie M. Brown, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Retirement Agreement and General Release between MainSource Financial Group, Inc. and Daryl R. Tressler dated December 21, 2016.

99.1	Press Release Issued by MainSource Financial Group, Inc. dated December 28, 2016.